UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2010

Chindex International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24624	13-3097642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4340 East West Highway, Suite 1100, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 215-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 14, 2010 the registrant announced its results of operations for the quarter and full year ended March 31, 2010 in a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On June 2, 2010 the registrant announced a conference call to discuss its release of fourth quarter and full year fiscal 2010 results on Monday, June 14, 2010. A copy of the press release with details of how to participate in the call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Press Release dated June 14, 2010.
Exhibit No. 99.2 Press Release dated June 2, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chindex International, Inc.

June 15, 2010	By:	Robert C. Low

Name: Robert C. Low
Title: Vice President of Finance, Chief Accounting Officer and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Chindex International, Inc., dated June 14, 2010
99.2	Press Release of Chindex International, Inc., dated June 2, 2010